UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

Effective June 10, 2021, Battalion Oil Corporation (the “Company”) increased the size of the board of directors of the Company (the “Board”) from five director to six directors and appointed William D. Rogers to serve as a director, with a term expiring at the Company’s annual meeting of stockholders in 2022 or until his earlier resignation or removal. Concurrent with his appointment to the Board, Mr. Rogers was also appointed serve as chairman of the Audit Committee and as a member of each of the Compensation Committee and Nominating and Corporate Governance Committee.

The Board has determined that Mr. Rogers (a) qualifies as an “independent director” under the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”) and the NYSE American LLC Company Guide (the “NYSE American”); (b) satisfies the financial literacy and other requirements applicable to audit committee members under the rules of the SEC and the NYSE American and qualifies as an “audit committee financial expert” under Item 407(d)(5)(ii) and (iii) of Regulation S-K; (c) satisfies the independence standards under the rules of the SEC and the NYSE American applicable to audit committee members; and (d) meets the requirements for service on the Board pursuant to the Company’s Corporate Governance Guidelines, a copy of which is available under the “Investors—Corporate Governance” page of the Company’s website at www.battalionoil.com. The information on the Company’s website does not constitute a part of this report and is not incorporated herein by reference.

There are no arrangements or understandings between Mr. Rogers and any other person pursuant to which Mr. Rogers was appointed to serve as a director of the Company. There are no transactions in which Mr. Rogers has an interest that requires disclosure under Item 404(a) of Regulation S-K.

For his service on the Board, Mr. Rogers will be entitled to the same compensation arrangements as the Company’s non-employee directors, as described in the Company’s 2020 Proxy Statement filed with the SEC on April 29, 2021.

Mr. Rogers, age 60, currently serves as Managing Partner of CCE Advisory, LLC and CCE Investments LLC, providing advisory services to private equity infrastructure funds. Mr. Rogers previously served as Executive Vice President and Chief Financial Officer of CenterPoint Energy from March 2015 to April 2019 and as Executive Vice President, Finance and Accounting from February 2015 to March 2015. Prior to his tenure at CenterPoint Energy, Mr. Rogers was Vice President and Treasurer of American Water Works Company, Inc., the largest publicly traded U.S. water and wastewater utility company, from October 2010 to January 2015. Mr. Rogers was also the Chief Financial Officer of NV Energy, Inc., an investor-owned utility headquartered in Las Vegas, from February 2007 to February 2010. He has previously served as NV Energy’s Vice President of Finance, Risk and Tax, as well as Corporate Treasurer. Before joining NV Energy in June 2005, Mr. Rogers was a managing director in capital markets at Merrill Lynch and prior to that worked in a similar role at JPMorgan Chase in New York. Prior to his various roles across the utility, financial and banking industries, Mr. Rogers had a distinguished career as a commissioned officer in the United States Army. Currently, Mr. Rogers serves as a director on the boards of Grupo Protexa and Verdant Power. He also previously served on the board of directors of Enable GP, LLC, the general partner of Enable Midstream Partners, LP, and as a member of the boards of directors of numerous non-profit organizations. Mr. Rogers holds a Bachelor of Science Degree from the United States Military Academy and a Master of Business Administration Degree with concentration in Accounting and Finance from Duke University.

Amendment of Long-Term Incentive Plan

At the 2021 Annual Meeting, defined and discussed further in Item 5.07 below, the Company’s stockholders approved an amendment (“Amendment No. 1”) to the Battalion Oil Corporation 2020 Long-Term Incentive Plan, as amended (the “2020 Plan”), to increase the number of shares of the Company’s common stock authorized to be issued thereunder by 300,000 shares, to a total of 1,805,284 shares. A copy of Amendment No. 1 to the 2020 Plan effecting the increase under the 2020 Plan is filed as Exhibit 10.1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A description of the 2020 Plan is included in the Company’s 2021 annual proxy statement filed with SEC on April 29, 2021, under the heading “Proposal 2 — Approval of Amendment to Our 2020 Long-Term Incentive Plan” and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders of the Company held on June 8, 2021 (the “2021 Annual Meeting”), the Company’s stockholders voted on five proposals.

The first proposal was the election of five individuals to serve as directors of the Company until the 2022 annual meeting of stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. The election of the five directors was approved as follows:

Proposal 1 —
Nominees for Directors	Votes For	Withheld	Broker Non-Votes
Jonathan D. Barrett	14,495,960	531,417	746,747
David Chang	14,915,027	112,350	746,747
Gregory S. Hinds	15,012,957	14,420	746,747
Allen Li	14,495,963	531,414	746,747
Richard H. Little	14,685,188	342,189	746,747

The Company’s Board, following the 2021 Annual Meeting and the appointment of Mr. Rogers, currently includes: Jonathan D. Barrett, David Chang, Gregory S. Hinds, Allen Li, Richard H. Little and William D. Rogers.

The second proposal was the approval of Amendment No.1 to the 2020 Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder. The votes on the proposal approving the amendment were:

			Broker Non-
Proposal 2	Votes For	Votes Against	Votes	Abstentions
Amendment to 2020 Plan	14,309,391	629,543	746,747	88,443

The third proposal was the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved as follows:

			Broker Non-
Proposal 3	Votes For	Votes Against	Votes	Abstentions
Advisory vote on executive compensation	14,698,068	120,874	746,747	208,435

The fourth proposal was a non-binding advisory vote on the stockholders’ preference as to how frequently the Company should seek future advisory votes on the compensation of the Company’s named executive officers. The frequency on which the Company should seek future advisory votes on the compensation of the Company’s named executive officers was approved as follows:

Proposal 4	1 Year	2 Years	3 Years	Abstentions
Frequency of advisory vote on executive compensation	6,441,036	799	8,585,287	255

Based upon the results of the stockholder vote on Proposal 4, the Company intends to submit to its stockholders a non-binding advisory vote on executive compensation at its annual meeting every three years until the next advisory vote on the frequency of stockholder voting on executive compensation.

The fifth proposal was the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021. The ratification of the appointment of Deloitte & Touche LLP was approved as follows:

Proposal 5	Votes For	Votes Against	Abstentions
Ratification of Deloitte & Touche LLP	15,767,980	742	5,402

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1.1*	Amendment No. 1 to the Battalion Oil Corporation 2020 Long-Term Incentive Plan.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1.1*	Amendment No. 1 to the Battalion Oil Corporation 2020 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

June 14, 2021	By:	/s/ Richard H. Little
	Name:	Richard H. Little
	Title:	Chief Executive Office